SANFORD C. BERNSTEIN FUND, INC.

                        Emerging Markets Value Portfolio



                   Supplement dated February 18, 2005, to the

                        Prospectus dated February 1, 2005



         Effective on or around May 2, 2005, the Emerging Markets Value Portfolio (the "Portfolio") of the Sanford C. Bernstein Fund, Inc. (the "Fund") will change its investment style from a value style to a style that includes both growth and value. We will select emerging markets growth and emerging markets value equity securities based on our fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, we will draw on the capabilities of separate investment teams. The change of the investment style of the Portfolio may accelerate recognition of unrealized capital gains by the Portfolio and may affect the amount and character of the income distributed to the shareholders (e.g., by increasing the amount of the Portfolio's capital gain or ordinary income distributions).
         The transition will take until approximately year-end to complete. The name of the Portfolio will change from Emerging Markets Value Portfolio to "Emerging Markets Portfolio." The Portfolio's investment objective will not change.

         Effective on or around May 2, 2005, the portfolio transaction fee payable to the Portfolio when shares of the Portfolio are purchased or sold will be reduced from 2% to 1% of the dollar amount invested in the Portfolio.

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